exhibit 99.1

                          ADDVANTAGE TECHNOLOGIES GROUP, INC.
                               ANNOUNCES RESIGNATION OF
                                     CONTROLLER

     Broken Arrow, Oklahoma, July 14, 2005--ADDvantage Technologies Group, Inc. (AMEX:AEY), today announced that Dee Cooper, Controller and Chief Accounting Officer has submitted his resignation effective July 29, 2005 to pursue other career opportunities. Mr. Cooper will remain with the company until after the 3rd quarter financial results are announced.



Company Contact:    Ken Chymiak     (9l8) 25l-2887
                    David Chymiak   (9l8) 25l-2887
                    Dee Cooper      (9l8) 25l-9l2l